Exhibit 99.1

NEWS RELEASE

CONTACTS: Media Amanda Malkowski Analyst Corporate Communications T - (412) 433-2512 E - almalkowski@uss.com	Investors/Analysts Kevin Lewis General Manager Investor Relations T - (412) 433-6935 E - KLewis@uss.com

FOR IMMEDIATE RELEASE:
UNITED STATES STEEL CORPORATION REPORTS THIRD QUARTER 2019 RESULTS

•	Net loss of $(84) million, or $(0.49) per diluted share

•	Adjusted net loss of $(35) million, or $(0.21) per diluted share

•	Adjusted EBITDA of $144 million

PITTSBURGH, October 31, 2019 – United States Steel Corporation (NYSE: X) reported third quarter 2019 net loss of $(84) million, or $(0.49) per diluted share. Adjusted net loss was $(35) million, or $(0.21) per diluted share. This compares to third quarter 2018 net earnings of $291 million, or $1.62 per diluted share. Adjusted net earnings for third quarter 2018 were $321 million, or $1.79 per diluted share.

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Earnings Highlights

	Quarter Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions, except per share amounts)	2019	2018	2019	2018
Net Sales	$3,069	$3,729	$10,113	$10,487
Segment (loss) earnings before interest and income taxes
Flat-Rolled	$46	$305	$275	$562
U. S. Steel Europe	(46)	72	(27)	297
Tubular	(25)	7	(21)	(55)
Other Businesses	8	16	26	44
Total segment (loss) earnings before interest and income taxes	$(17)	$400	$253	$848
Other items not allocated to segments	(63)	(27)	(107)	(37)
(Loss) earnings before interest and income taxes	$(80)	$373	$146	$811
Net interest and other financial costs	48	59	151	252
Income tax (benefit) provision	(44)	23	(43)	36
Net (loss) earnings	$(84)	$291	$38	$523
(Loss) earnings per diluted share	$(0.49)	$1.62	$0.22	$2.92

Adjusted net (loss) earnings (a)	$(35)	$321	$124	$640
Adjusted net (loss) earnings per diluted share (a)	$(0.21)	$1.79	$0.71	$3.58
Adjusted earnings before interest, income taxes, depreciation and amortization (EBITDA) (a)	$144	$526	$707	$1,232
(a) Please refer to the non-GAAP Financial Measures section of this document for the reconciliation of these amounts.
"The team delivered better than expected results from solid cost performance and higher than forecasted shipments in Flat-Rolled. While market headwinds persist, we continue to focus on what we can control, including re-scoping our asset revitalization investments and reducing fixed costs," commented President and Chief Executive Officer David B. Burritt. "We also completed three financing activities since the quarter ended, which delivered approximately $1.1 billion of incremental capital to further support our strategy."
Burritt added, “We are using today's market environment as a catalyst to improve our business model with our 'best of both' strategy. Our investment in Big River Steel is strategic priority number one and we are already purposefully re-prioritizing our uses of cash towards investments most closely aligned with the business we are becoming. We will be flexible managing the pace of our strategic investments to ensure we demonstrate the resiliency required to achieve the cost and capability differentiation of our world competitive strategy."

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The Company will conduct a conference call on third quarter 2019 earnings on Friday, November 1, at 8:30 a.m. Eastern Daylight. To listen to the webcast of the conference call, and to access the company's slide presentation, visit the U. S. Steel website, www.ussteel.com, and click on the “Investors” section. Replays of the conference call will be available on the website after 10:30 a.m. on November 1.

UNITED STATES STEEL CORPORATION
PRELIMINARY SUPPLEMENTAL STATISTICS (Unaudited)

	Quarter Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
OPERATING STATISTICS
Average realized price: ($/net ton unless otherwise noted)(a)
Flat-Rolled	732	859	771	807
U. S. Steel Europe	656	669	660	695
U. S. Steel Europe (€/net ton)	590	575	587	582
Tubular	1,417	1,602	1,501	1,477
Steel shipments (thousands of net tons):(a)
Flat-Rolled	2,654	2,659	8,183	7,777
U. S. Steel Europe	765	1,101	2,833	3,384
Tubular	174	184	576	564
Total Steel Shipments	3,593	3,944	11,592	11,725

Intersegment steel (unless otherwise noted) shipments (thousands of net tons):
Flat-Rolled to Tubular	79	26	212	158
Flat-Rolled to U. S. Steel Europe (iron ore pellets and fines)	235	—	424	—
U. S. Steel Europe to Flat-Rolled	—	—	—	22
Raw steel production (thousands of net tons):
Flat-Rolled	2,783	2,933	8,842	8,558
U. S. Steel Europe	823	1,210	3,130	3,810
Raw steel capability utilization:(b)
Flat-Rolled	65%	68%	70%	67%
U. S. Steel Europe	65%	96%	84%	102%

CAPITAL EXPENDITURES (dollars in millions)
Flat-Rolled	$263	$213	$764	$531
U. S. Steel Europe	36	25	111	63
Tubular	49	9	97	33
Other Businesses	2	18	6	19
Total	$350	$265	$978	$646
(a) Excludes intersegment shipments.
(b) Based on annual raw steel production capability of 17.0 million net tons for Flat-Rolled and 5.0 million net tons for U. S. Steel Europe.

UNITED STATES STEEL CORPORATION
CONDENSED STATEMENT OF OPERATIONS (Unaudited)

	Quarter Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions, except per share amounts)	2019	2018	2019	2018
NET SALES	$3,069	$3,729	$10,113	$10,487

Operating expenses (income):
Cost of sales (excludes items shown below)	2,902	3,172	9,301	9,101
Selling, general and administrative expenses	63	81	223	251
Depreciation, depletion and amortization	161	126	454	384
Earnings from investees	(31)	(17)	(68)	(39)
Gain on equity investee transactions	—	—	—	(18)
Restructuring charges	54	—	54	—
Net (gain) loss on disposal of assets	(1)	(5)	3	(3)
Other expenses (income), net	1	(1)	—	—
Total operating expenses	3,149	3,356	9,967	9,676

(LOSS) EARNINGS BEFORE INTEREST AND INCOME TAXES	(80)	373	146	811
Net interest and other financial costs	48	59	151	252

(LOSS) EARNINGS BEFORE INCOME TAXES	(128)	314	(5)	559
Income tax (benefit) provision	(44)	23	(43)	36

Net (loss) earnings	(84)	291	38	523
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	—	—
NET (LOSS) EARNINGS ATTRIBUTABLE TO UNITED STATES STEEL CORPORATION	$(84)	$291	$38	$523

COMMON STOCK DATA:
Net earnings per share attributable to
United States Steel Corporation stockholders:
Basic	$(0.49)	$1.64	$0.22	$2.96
Diluted	$(0.49)	$1.62	$0.22	$2.92
Weighted average shares, in thousands
Basic	170,801	177,250	171,882	176,815
Diluted	170,801	179,126	172,511	178,734
Dividends paid per common share	$0.05	$0.05	$0.15	$0.15

UNITED STATES STEEL CORPORATION
CONDENSED CASH FLOW STATEMENT (Unaudited)

	Nine Months Ended
	September 30,
(Dollars in millions)	2019	2018
Cash provided by (used in) operating activities:
Net earnings	$38	$523
Depreciation, depletion and amortization	454	384
Gain on equity investee transactions	—	(18)
Restructuring charges	54	—
Loss on debt extinguishment	—	77
Pensions and other postretirement benefits	76	57
Deferred income taxes	(38)	1
Net loss (gain) on disposal of assets	3	(3)
Working capital changes	(120)	(300)
Income taxes receivable/payable	27	53
Other operating activities	(98)	(52)
Total	396	722

Cash used in investing activities:
Capital expenditures	(978)	(646)
Disposal of assets	4	10
Other investing activities	—	(1)
Total	(974)	(637)

Cash provided by (used in) financing activities:
Revolving and other credit facilities - borrowings, net	165	—
Issuance of long-term debt, net of financing costs	—	640
Repayment of long-term debt	(4)	(922)
Common stock repurchased	(88)	—
Dividends paid	(26)	(27)
Receipt from exercise of stock options	—	34
Taxes paid for equity compensation plans	(7)	(9)
Total	40	(284)

Effect of exchange rate changes on cash	(6)	(13)

Net decrease in cash, cash equivalents and restricted cash	(544)	(212)
Cash, cash equivalents and restricted cash at beginning of the year	1,040	1,597

Cash, cash equivalents and restricted cash at end of the period	$496	$1,385

UNITED STATES STEEL CORPORATION
CONDENSED BALANCE SHEET (Unaudited)

	Sept. 30,	Dec. 31,
(Dollars in millions)	2019	2018
Cash and cash equivalents	$476	$1,000
Receivables, net	1,400	1,659
Inventories	2,071	2,092
Other current assets	95	79
Total current assets	4,042	4,830
Operating lease assets	239	—
Property, plant and equipment, net	5,310	4,865
Investments and long-term receivables, net	576	513
Intangible assets, net	152	158
Deferred income tax benefits	460	445
Other noncurrent assets	138	171

Total assets	$10,917	$10,982

Accounts payable and other accrued liabilities	2,249	2,535
Payroll and benefits payable	345	440
Short-term debt and current maturities of long-term debt	67	65
Other current liabilities	189	157
Total current liabilities	2,850	3,197
Noncurrent operating lease liabilities	189	—
Long-term debt, less unamortized discount and debt issuance costs	2,500	2,316
Employee benefits	905	980
Other long-term liabilities	273	286
United States Steel Corporation stockholders' equity	4,199	4,202
Noncontrolling interests	1	1

Total liabilities and stockholders' equity	$10,917	$10,982

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED EBITDA

	Quarter Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions)	2019	2018	2019	2018
Reconciliation to Adjusted EBITDA
Net (loss) earnings attributable to United States Steel Corporation	$(84)	$291	$38	$523
Income tax (benefit) provision	(44)	23	(43)	36
Net interest and other financial costs	48	59	151	252
Depreciation, depletion and amortization expense	161	126	454	384
EBITDA	81	499	600	1,195
December 24, 2018 Clairton coke making facility fire	9	—	53	—
Restructuring charges	54	—	54	—
Gain on equity investee transactions	—	—	—	(18)
Granite City Works restart costs	—	27	—	63
Granite City Works adjustment to temporary idling charges	—	—	—	(8)
Adjusted EBITDA	$144	$526	$707	$1,232

UNITED STATES STEEL CORPORATION
NON-GAAP FINANCIAL MEASURES
RECONCILIATION OF ADJUSTED NET (LOSS) EARNINGS

	Quarter Ended		Nine Months Ended
	September 30,		September 30,
(Dollars in millions, except per share amounts) (a)	2019	2018	2019	2018
Reconciliation to adjusted net (loss) earnings attributable to United States Steel Corporation
Net (loss) earnings attributable to United States Steel Corporation	$(84)	$291	$38	$523
December 24, 2018 Clairton coke making facility fire	7	—	44	—
Restructuring charges	42	—	42	—
Gain on equity investee transactions	—	—	—	(18)
Granite City Works restart costs	—	27	—	63
Granite City Works adjustment to temporary idling charges	—	—	—	(8)
Loss on debt extinguishment and other related costs	—	3	—	80
Total adjustments	49	30	86	117
Adjusted net (loss) earnings attributable to United States Steel Corporation	$(35)	$321	$124	$640

Reconciliation to adjusted diluted net (loss) earnings per share
Diluted net (loss) earnings per share	$(0.49)	$1.62	$0.22	$2.92
December 24, 2018 Clairton coke making facility fire	0.04	—	0.25	—
Restructuring charges	0.24	—	0.24	—
Gain on equity investee transactions	—	—	—	(0.10)
Granite City Works restart costs	—	0.15	—	0.35
Granite City Works adjustment to temporary idling charges	—	—	—	(0.04)
Loss on debt extinguishment and other related costs	—	0.02	—	0.45
Total adjustments	0.28	0.17	0.49	0.66
Adjusted diluted net (loss) earnings per share	$(0.21)	$1.79	$0.71	$3.58
(a) The adjustments included in this table for the three and nine months ended September 30, 2019 have been tax effected. The adjustments for the three and nine months ended September 30, 2018 have not been tax effected due to the full valuation allowance on our domestic deferred tax assets in 2018.

We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA, considered along with net earnings (loss), is a relevant indicator of trends relating to our operating performance and provides management and investors with additional information for comparison of our operating results to the operating results of other companies.
Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the financial effects of items such as the December 24, 2018 Clairton coke making facility fire, restructuring, the effects of gains on equity investee transactions, facility restart costs, significant temporary idling charges and adjustments to those charges and debt extinguishment and other related costs that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes the financial effects of the Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the Adjustment Items. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjusting items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. A condensed consolidated statement of operations (unaudited), condensed consolidated cash flow statement (unaudited), condensed consolidated balance sheet (unaudited) and preliminary supplemental statistics (unaudited) for U. S. Steel are attached.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries.

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2019-036